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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                            LAKES ENTERTAINMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-24993                  41-1913991
    --------------------           -------------------         --------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


130 Cheshire Lane, Minnetonka, Minnesota                           55305
----------------------------------------                         --------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 Not Applicable
                -------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     OTHER EVENTS.

         On November 10, 2004, Lakes Entertainment, Inc. issued a press release. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)     Not Applicable

      (b)     Not Applicable

      (c)     Exhibits

       99.1   Lakes Entertainment, Inc. Press Release dated November 10, 2004.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LAKES ENTERTAINMENT, INC.
                                               (Registrant)



Date: November 10, 2004                        By:  /s/Timothy J. Cope
                                                   -----------------------------
                                                   Name: Timothy J. Cope
                                                   Title: President and Chief
                                                          Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
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   99.1             Press Release dated November 10, 2004.